EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Sky Harvest Windpower Corp., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

     1. The Annual Report on Form 10-K/A for the year ended May 31, 2011 (the "Form 10-K/A") of the Company fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form 10-K/A fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Date: September 20, 2011                     /s/ William Iny
                                             -----------------------------------
                                             William Iny
                                             Chief Executive Officer and Chief
                                             Financial Officer Principal
                                             Executive Officer, Principal
                                             Accounting Officer and Principal
                                             Financial Officer

This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.